                                                              File No. 33-44579
                                                                       811-6498

          THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED
         BY THE BOARDS OF TRUSTEES OF THE REGISTRANT AND THE PORTFOLIOS
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                     [ ]


                          POST-EFFECTIVE AMENDMENT NO. 16                 [X]


          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                             [ ]


                                AMENDMENT NO. 19                          [X]


                          PIC INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

         300 NORTH LAKE AVENUE
             PASADENA, CA                                          91101-4106
(Address of Principal Executive Offices)                           (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER (INCLUDING AREA CODE) (818) 449-8500

                                 THAD M. BROWN
                          PROVIDENT INVESTMENT COUNSEL
                             300 NORTH LAKE AVENUE
                            PASADENA, CA 91101-4106
               (Name and address of agent for service of process)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box)
        [X]     immediately upon filing pursuant to paragraph (b)
        [ ]     on (date) pursuant to paragraph (b)
        [ ]     60 days after filing pursuant to paragraph (a)(i)
        [ ]     on (date) pursuant to paragraph (a)(i)
        [ ]     75 days after filing pursuant to paragraph (a)(ii)
        [ ]     on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box
        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

        Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of shares of beneficial interest, $.001.

        The Registrant filed its 24f-2 Notice on December 27, 1996.

================================================================================

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

To learn more about the Fund and its investments, you can obtain a copy of the Fund's most recent financial reports and portfolio listing, or a copy of the Statement of Additional Information (SAI). The SAI is dated June 4, 1997, may be amended from time to time, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of this prospectus). For a free copy of either document, call
(800) 618-7643.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the U.S. Government, the FDIC, the Federal Reserve Board, or any other U.S. Government agency, and are subject to investment risk, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[P.I.C. LOGO]

PROSPECTUS

JUNE 4, 1997

PROVIDENT INVESTMENT COUNSEL
300 NORTH LAKE AVENUE
PASADENA, CA 91101

CONTENTS

KEY FACTS                      3     THE FUND AT A GLANCE
                               3     WHO MAY WANT TO INVEST
                               3     EXPENSES
                               5     STRUCTURE OF THE FUND AND
                                     THE PORTFOLIO
                               6     FINANCIAL HIGHLIGHTS
THE FUND IN DETAIL             7     CHARTER How the Fund is
                                     organized.
                               8     INFORMATION ABOUT THE FUND'S
                                     INVESTMENTS The Fund's overall
                                     approach to investing.
                               8     SECURITIES AND INVESTMENT
                                     PRACTICES More information about
                                     how the Fund invest.
                               10    BREAKDOWN OF EXPENSES How
                                     operating costs are calculated
                                     and what they include.
                               10    PERFORMANCE
YOUR ACCOUNT                   13    HOW TO BUY SHARES
                               14    HOW TO SELL SHARES
SHAREHOLDER ACCOUNT            15    DIVIDENDS AND CAPITAL GAINS
POLICIES                       15    TRANSACTION DETAILS Share price
                                     calculations.
GENERAL INFORMATION            16

PROSPECTUS

KEY FACTS

THE FUND AT A GLANCE

MANAGEMENT: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Fund's Advisor. At December 31, 1996, total assets under PIC's management were $19 billion.

--------------------------------------
 SMALL CAP. GROWTH FUND

GOAL: Long term growth of capital.

STRATEGY: Invests, through the PIC Small Cap. Portfolio, mainly in equity securities of small companies.

WHO MAY WANT TO INVEST

The Small Cap. Growth Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above average long-term returns. The Small Cap. Growth Fund is designed for those who want to focus on stocks of small capitalization companies in search of above average returns. A company's market capitalization is the total market value of its outstanding common stock. A small company is one with market capitalization or annual revenues at the time of purchase of $250 million or less. The securities of smaller, less well-known companies may be more volatile than those of larger companies. Over time, however, small-capitalization stocks have shown greater growth potential than those of larger-capitalization companies.

The value of the Fund's investments will vary from day to day, and generally reflects market conditions, interest rates, and other company, political or economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. When you sell your shares, they may be worth more or less than what you paid for them. By itself, no fund constitutes a balanced investment plan. There is no assurance that the Fund will meet its objective.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares in the fund.

Maximum sales charge      None
Maximum sales charge on
  reinvested dividends    None
Deferred sales charge     None
Redemption fee            None

ANNUAL OPERATING EXPENSES are paid out of the Fund's and the Portfolio's assets. The Fund indirectly pays an investment advisory fee equal to .80% of the Fund's average net assets. The Fund also incurs other expenses for services such as administrative services, maintaining shareholder records and furnishing shareholder statements and financial reports. The Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts.

The following are projections based on estimated expenses, and are calculated as a percentage of average net assets.

                                                                      PROSPECTUS

--------------------------------------
 SMALL CAP GROWTH FUND

Management fee (paid by
  the Portfolio)            .80%
Other expenses of the
  Portfolio                 .20%
                            ----
TOTAL OPERATING EXPENSES
  OF THE PORTFOLIO         1.00%
Other expenses of the
  Fund, after
  reimbursement by PIC      -0-%
                            ----
TOTAL FUND OPERATING
  EXPENSES                 1.00%

PIC reimburses the Small Cap Growth Fund for any expenses in excess of 1.00% of average net assets. Without this reimbursement, the total Fund operating expenses would be estimated to be 1.25%.

EXAMPLES: Let's say, hypothetically, that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:

--------------------------------------
 SMALL CAP GROWTH FUND

After 1 year                $ 10
After 3 years               $ 32
After 5 years               $ 55
After 10 years              $122

These examples illustrates the effect of expenses, but they are not meant to suggest actual or expected costs or returns, all of which may vary. For a more complete description of the various costs and expenses, see "Breakdown of Expenses." The tables above summarize the expenses of both the Portfolio and the Fund. The Trustees expect that the combined per share expenses of the Fund and the Portfolio will be equal to, or may be less than, the expenses that would be incurred by the Fund if it retained an investment manager and invested directly in the types of securities held by the Portfolio.

PROSPECTUS

STRUCTURE OF THE FUND AND THE PORTFOLIO

Unlike many other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the PIC Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

In addition to selling its shares to the Fund, the Portfolio may sell its shares to other mutual funds or institutional investors. All investors in the Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in the Portfolio may sell their shares to the public at prices different from those of the Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in the Portfolio. Information concerning other holders of interests in the Portfolio is available by calling (800) 618-7643.

The Trustees of PIC Investment Trust believe that this structure may enable the Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing the Fund's assets in the Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. The Fund's investment in the Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of the Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

Whenever the Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received. For further information, see "The Fund in Detail," "Information about the Fund's Investments" and "Securities and Investment Practices."

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows is included in the Fund's Annual Report and has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants. Their reports on the financial statements and financial highlights are included in the Annual Report. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
 PIC SMALL CAP. GROWTH FUND
 Selected Per-Share Data and Ratios

        Years ended October 31           1996        1995        1994       1993*
 Net asset value, beginning of period   $ 18.69     $ 12.90     $ 13.05     $12.83
 Income from Investment operations:
   Net investment loss                     (.10)       (.07)        .06      (.01)
   Net realized and unrealized gain
     (loss) on investments                 4.60        5.86        (.09)       .23
 Total from investment operations          4.50        5.79        (.15)       .22
 Net asset value, end of period         $ 23.19     $ 18.69     $ 12.90     $13.05
 Total return                            24.08%      44.88%       (1.15)%    19.50%+
----------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000)
   omitted                              $ 196.1     $ 130.3     $  84.3     $ 82.6
 Ratio of expenses to average net
   assets                                 1.25%       1.34%       1.47%       1.22%
 Ratio of expenses to average net
   assets after expense reductions**      1.00%       1.00%       1.00%       1.00%
 Ratio of net investment income (loss)
   to average net assets                  (.60%)      (.51%)      (.49%)      (.79%)
 Portfolio turnover rate++               53.11%      45.45%      63.89%       6.06%
   * September 30, 1993 (commencement of operations) to October 31,
     1993.
   + Annualized.
  ** Includes the Fund's share of expenses allocated from PIC Small
     Cap. Portfolio.
  ++ Portfolio turnover rate of PIC Small Cap. Portfolio, in which all of the Fund's assets are invested.

PROSPECTUS

THE FUND IN DETAIL

CHARTER

THE FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is a diversified series of PIC Investment Trust, which is an open-end management investment company, organized as a Delaware business trust on December 11, 1991.

THE FUND AND THE PORTFOLIO ARE EACH GOVERNED BY A BOARD OF TRUSTEES, responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Fund and the Portfolio, review contractual arrangements with companies that provide services to the Fund and the Portfolio, and review performance. The majority of Trustees are not otherwise affiliated with PIC. Information about the Trustees and officers is contained in the SAI.

THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based on the number of shares you own.

PIC IS THE ADVISER TO THE PIC PORTFOLIO, in which the Fund invests. An investment committee of PIC formulates and implements an investment program for the Portfolio, including determining which securities should be bought and sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolio to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. They seek out companies with significant management ownership of stock, strong management goals, plans and controls; leading proprietary positions in given market niches; and finally companies that may currently be under-researched by Wall Street analysts.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the Fund, they may be worth more or less than what you paid for them. PIC normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limita-

                                                                      PROSPECTUS
tion in short term instruments for temporary, defensive purposes.

PIC may use broker-dealers that sell shares of the Fund to carry out transactions for the Portfolio, provided that the Portfolio receives brokerage services and commission rates comparable to those of other broker-dealers.

PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of United Asset Management Corporation (UAM), a publicly owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services.

INFORMATION ABOUT THE FUND'S INVESTMENTS.

Because the investment characteristics of the Fund will correspond directly to those of the Portfolio in which it invests, the following is a discussion of the various investments of, and techniques employed by, the Portfolio.

--------------------------------------
 PIC SMALL CAP. GROWTH FUND

THE PIC SMALL CAP. GROWTH FUND SEEKS LONG TERM GROWTH OF CAPITAL by investing in the PIC Small Cap. Portfolio, which in turn invests primarily in equity securities of small companies.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Small capitalization companies are those whose market capitalization or annual revenues are $250 million or less at the time of the Portfolio's investment. Companies whose capitalization or revenues increase beyond this range after purchase continue to be considered small capitalization for the purposes of the Portfolio's investment policy. Investing in small capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value.

The Small Cap. Portfolio may also invest up to 20% of its assets in foreign securities.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about the types of instruments in which the Portfolio may invest, and strategies PIC may employ in pursuit of the Portfolio's investment objectives. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of the Fund's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goals. Current holdings and recent investment strategies are described in the

PROSPECTUS

Fund's financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call (800) 618-7643.

EQUITY SECURITIES are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

Restriction: With respect to 75% of total assets, the Portfolio may not own more than 10% of the outstanding voting securities of a single issuer.

SHORT TERM INVESTMENTS are debt securities that mature within a year of the date they are purchased by the Portfolio. Some specific examples of short term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements.

Restriction: The Portfolio will only purchase short term investments which are "high quality." High quality means the investments have been rated A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's, or have an issue of debt securities outstanding rated at least A by S&P or Moody's Investors Service, Inc. (Moody's). The term also applies to short term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

EXPOSURE TO FOREIGN MARKETS. The Portfolio may invest in foreign securities.

Restriction: The Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depositary Receipts which are listed on a national securities exchange or included in the NASDAQ National Market System.

OPTIONS AND FUTURES. The Portfolio has the right to use options and futures to hedge its investments in securities, but PIC does not expect to use these instruments during this fiscal year. The Fund will advise shareholders before any investment in options or futures commences. See the SAI for details.

RISK FACTORS. Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

Options and futures, which are sometimes called derivative securities, also entail certain risks, which are described in detail in the SAI.

                                                                      PROSPECTUS

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on this and the preceding pages are fundamental; that is, subject to change only by shareholder approval. The following paragraph states all those that are fundamental. All policies stated throughout the prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.

The Small Cap Growth Fund seeks long term growth of capital. The Portfolio, with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio may not invest more than 25% of its total assets in any one industry.

BREAKDOWN OF EXPENSES

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolio pays an INVESTMENT ADVISORY FEE to PIC each month for managing its investments at the annual rate of 0.80% of the Portfolio's average net assets.

While the investment advisory fee is a significant component of the Portfolio's (and thus the Fund's) annual operating costs, the Fund also pays OTHER EXPENSES. The Fund and the Portfolio each pay a monthly administration fee to Investment Company Administration Corporation for managing some of their business affairs. The Portfolio pays a fee at the annual rate of 0.10% of average net assets, and the Fund pays an annual fee of $10,000. The Fund and the Portfolio also pay other expenses, such as legal, audit, custodian and transfer agency fees, as well as the compensation of Trustees who are not affiliated with PIC.

PIC has agreed to reimburse the Fund for investment advisory fees and other expenses if they exceed 1.00% of the Fund's average net assets. This reimbursement arrangement, which may be terminated at any time without notice, will decrease the Fund's expenses and boost its performance.

PERFORMANCE

Mutual fund performance is commonly measured as TOTAL RETURN. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects the Fund's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include effect of income taxes paid by shareholders. The Fund may

PROSPECTUS
sometimes show its performance compared to certain performance rankings, averages or stock indices (described more fully in the SAI).

PRIOR PERFORMANCE OF PIC

The following table sets forth PIC's composite performance data relating to the historical performance of institutional private accounts managed by PIC, since the date indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The data is provided to illustrate the past performance of PIC in managing substantially similar accounts as measured against specified market indices and does not represent the performance of any of the Portfolio. You should not consider this performance data as an indication of future performance of the Portfolio or of PIC.

PIC's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commission and execution costs paid by PIC's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. PIC's composite includes all actual, fee-paying, discretionary institutional private accounts managed by PIC that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of the PIC Composite combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighting each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in PIC's Composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or the Internal Revenue Code. Consequently, the performance results for PIC's Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies.
---------------
* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                                                      PROSPECTUS

The investment results of the PIC Composite presented below are unaudited and are not intended to predict or suggest the returns that might by experienced by the Portfolio or an individual investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                                                          PIC        Russell 2000
                                                       Small Cap     Growth Stock
               Year ended December 31,                 Composite       Index(1)
 1987                                                     5.43%         -10.48%
 1988                                                    27.78           20.37
 1989                                                    49.95           20.17
 1990                                                     0.81          -17.41
 1991                                                    78.74           51.19
 1992                                                     6.31            7.77
 1993                                                    23.34           13.36
 1994                                                    -1.22           -2.43
 1995                                                    61.12           31.04
 1996                                                    23.41           11.26
 Last 5 years                                            20.04           11.69
 Last 10 years                                           24.72           10.88

(1) The Russell 2000 Growth Stock Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in the Russell 2000 Growth Stock Index generally have higher price-to-book and price-earnings ratios than the average for all companies in the 2000 Index. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

PROSPECTUS

YOUR ACCOUNT

--------------------------------------------------------------------------------
 HOW TO BUY SHARES

ONCE EACH BUSINESS DAY, THE FUND CALCULATES ITS SHARE PRICE: The share price is the Fund's net asset value (NAV). Shares are purchased at the next share price calculated after an investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

RODNEY SQUARE MANAGEMENT CORPORATION (RSMC) is the Fund's Transfer Agent; its address is 1105 N. Market Street, 3rd floor, Wilmington, Delaware 19890, and its mailing address is P.O. Box 8987, Wilmington, DE 19899.

FIRST FUND DISTRIBUTORS, INC., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, an affiliate of the administrator, is the Trust's principal underwriter.

There is no minimum initial or subsequent investment in the Fund, shares of which are offered only to certain qualified retirement plans. The Trust reserves the right to determine whether or not a retirement plan is eligible to invest in the Fund.

Prior to making an initial purchase of shares of the Fund, the administrator or trustee of the retirement plan should call the Transfer Agent ("RSMC") at (800) 618-7643, in order to determine if the plan qualifies for investment in the Fund and, if so, to obtain an account number. The plan may then purchase shares of the Fund by wiring the amount to be invested to PIC Small Cap. Fund at the following address:

  RSMC, c/o Wilmington Trust Company,
  Wilmington Delaware
  ABA #0311-0009-2
  DDA #2629-5386
  For credit to PIC Small Cap. Fund
  Account of [name of retirement plan]

At the same time, if the wire represents an initial investment, the investor should mail an application form to RSMC at the following address:

  PIC Small Cap. Fund
  P.O. Box 8987
  Wilmington, DE 19899

Subsequent investments may be made by wiring funds to the custodian bank at the above address.

                                                                     PROSPECTUS

--------------------------------------------------------------------------------
 HOW TO BUY SHARES

At the time an account is opened for a retirement plan, persons who are authorized to give instructions to the Fund on behalf of the plan will be identified. Shares of the Fund will subsequently be redeemed upon receipt by the Fund's Transfer Agent of written instructions signed by such an authorized person. Written instructions may be mailed to the Transfer Agent at P.O. Box 8987, Wilmington, DE 19899, or delivered to the Transfer Agent at 1105 N. Market St., 3rd Floor, Wilmington, DE 19890 or sent by facsimile transmission to (302) 427-4511. The redemption request should identify the Fund and specify the number of shares to be redeemed. Plans that invest in the Fund should arrange with the Administrator and the Transfer Agent to maintain a current list of persons authorized to give instructions to the Fund. The shares specified will be redeemed at the net asset value next determined after receipt of the request.

Payment for shares redeemed will be made within seven days after receipt by the Trust of instructions. However, payment may be delayed under unusual circumstances, as specified in the Investment Company Act of 1940 or as determined by the Securities and Exchange Commission. Payment will be sent only to shareholders at the address of record.

PROSPECTUS

SHAREHOLDER ACCOUNT POLICIES

DIVIDENDS AND CAPITAL GAINS

The Fund distributes substantially all of its net income and capital gains, if any, to shareholders each year in December. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day.

                   UNDERSTANDING
   [check mark]    DISTRIBUTIONS

   As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its earnings along to its investors as DISTRIBUTIONS.

   The Fund earns dividends from stocks and interest from short term investments held by the Portfolio. These are passed along as DIVIDEND DISTRIBUTIONS. The Fund realizes capital gains whenever the Portfolio sells securities for a higher price than it paid for them. These are passed along as CAPITAL GAIN DISTRIBUTIONS.

TRANSACTION DETAILS

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. PIC calculates each Fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.

THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the Fund's share of investments held by the Portfolio, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

                                                                     PROSPECTUS

GENERAL INFORMATION

The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series.

However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely. As of December 31, 1996, the Fund was controlled by Atlantic Trust Co. NA and Libco.

PROSPECTUS

                              PIC INVESTMENT TRUST

                       Statement of Additional Information

                               Dated June 4, 1997

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the applicable prospectus of the PIC Growth Fund and PIC Small Company Growth Fund series of PIC Investment Trust (the "Trust"), which share a common prospectus and the PIC Small Cap. Growth Fund. There are three other series of the Trust: the PIC Pinnacle Balanced Fund, PIC Pinnacle Growth Fund and PIC Pinnacle Small Company Growth Fund, which have separate Statements of Additional Information. The PIC Growth Fund (the "Growth Fund") invests in the PIC Growth Portfolio; the PIC Small Company Growth Fund and PIC Small Cap. Growth Fund (the "Small Company Funds") invest in the PIC Small Cap. Portfolio. (In this Statement of Additional Information, the Growth Fund, the Small Company Growth Fund and the Small Cap. Fund may be referred to as the "Funds", and the PIC Growth Portfolio and PIC Small Cap. Portfolio may be referred to as the "Portfolios.") Provident Investment Counsel (the "Advisor") is the Advisor to the Portfolios. A copy of the applicable prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

                                TABLE OF CONTENTS

                                                                       Cross-reference to page in
                                                                   in the prospectus of the PIC Funds
Investment Objective and Policies.........     B-2                            9
      The Growth Fund ....................     B-2                            9
      The Small Company Funds.............     B-2                           10
      Investment Restrictions.............     B-2                           11
      Repurchase Agreements...............     B-3                           11
      Options Activities..................     B-3                           11
      Futures Contracts...................     B-4                           11
      Foreign Securities..................     B-5                           11
      Forward Foreign Currency
          Exchange Contracts..............     B-5
          Segregated Accounts.............     B-6
      Debt Securities and
          Ratings.........................     B-6                           11
Management................................     B-6                        8, 12
Portfolio Transactions and
      Brokerage...........................     B-9                            9
Net Asset Value...........................     B-9                           19
Taxation..................................    B-10                           18
Dividends and Distributions...............    B-10                           18
Performance Information...................    B-10                           12
General Information.......................    B-11                           22
Appendix..................................    B-12

                       INVESTMENT OBJECTIVES AND POLICIES

THE GROWTH FUND

      The investment objective of the Growth Fund is to provide long-term growth of capital. There is no assurance that the Growth Fund will achieve its objective. The Growth Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Growth Portfolio (the "Growth Portfolio"). The Growth Portfolio is a diversified open-end management investment company having the same investment objective as the Growth Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Growth Fund and the Growth Portfolio. Because the investment characteristics of the Growth Fund will correspond directly to those of the Growth Portfolio, the discussion refers to those investments and techniques employed by the Growth Portfolio.

THE SMALL COMPANY FUND

      The investment objective of the Small Company Funds is to provide capital appreciation. There is no assurance that Funds will achieve their objective. The Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Small Cap. Portfolio (the "Small Cap. Portfolio"). The Small Cap. Portfolio is a diversified open-end management investment company having the same investment objective as the Small Company Funds. The discussion below supplements information contained in the prospectuses as to investment policies of the Small Company Funds and the Small Cap. Portfolio. Because the investment characteristics of the Small Company Funds will correspond directly to those of the Small Cap. Portfolio, the discussion refers to those investments and techniques employed by the Small Cap. Portfolio.

INVESTMENT RESTRICTIONS

      The Trust (on behalf of the Funds) and the Portfolios have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of a Fund or a Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund or a Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund or a Portfolio.

      As a matter of fundamental policy, the Portfolios are diversified; i.e., as to 75% of the value of a Portfolio's total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities). The Funds invest all of their assets in shares of the Portfolios. Each Fund's and each Portfolio's investment objective is fundamental.

      In addition, no Fund or Portfolio may:

      1. Issue senior securities, borrow money or pledge its assets, except that a Fund or a Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

      2. Make short sales of securities or maintain a short position, except for short sales against the box;

      3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;


      4. Write put or call options, except that the Small Cap. Portfolio may write covered call and cash secured put options and purchase call and put options on stocks and stock indices;

      5. Act as underwriter (except to the extent a Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

      6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that any of the Funds may invest more than 25% of their assets in shares of a Portfolio;

      7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although any Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

      8. Purchase or sell commodities or commodity futures contracts, except that any Portfolio may purchase and sell stock index futures contracts;

      9. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

      10. Make loans (except for purchases of debt securities consistent with the investment policies of the Funds and the Portfolios and except for repurchase agreements); or

      11. Make investments for the purpose of exercising control or management.

      The Portfolios observe the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

      No Portfolio may:

      1. Purchase any security if as a result the Portfolio would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class);

      2. Invest in securities of any issuer if, to the knowledge of the Portfolio, any officer or Trustee of the Portfolio or any officer or Director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

      3. Invest in any security if as a result the Portfolio would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

      4. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law.

      5. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

REPURCHASE AGREEMENTS

      Repurchase agreements are transactions in which a Fund or a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

      Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds and the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Funds and the Portfolios intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

OPTIONS ACTIVITIES

      The Small Cap. Portfolio may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Portfolio owns the optioned securities. When the Small Cap. Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio will forgo any gain from an increase in the market price of the underlying security over the exercise price.

      The Small Cap. Portfolio may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligation. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

      The Small Cap. Portfolio also may write and purchase put options ("puts"). When the Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. When the Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

      A Portfolio's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

      In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

FUTURES CONTRACTS

      The Portfolios may buy and sell stock index futures contracts. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

      Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

      A stock index futures contract may be used as a hedge by any of the Portfolios with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

      There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures on stock indexes.

      In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

      Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

FOREIGN SECURITIES

      The Growth and Small Cap. Portfolios may invest in securities of foreign issuers in foreign markets. In addition, both of the Portfolios may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      The Portfolios may enter into forward contracts with respect to specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. The Portfolios may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

      At or before the maturity date of a forward contract that requires a Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

      The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

SEGREGATED ACCOUNTS

      When a Portfolio writes an option, sells a futures contract or enters into a forward foreign currency exchange contract, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Portfolio until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, cash, U.S. Government securities or other liquid high-quality debt securities will be maintained in the segregated account in an amount sufficient to meet the Portfolio's obligations pursuant to the put or forward contract. In the case of a futures contract, cash, U.S. Government securities or other liquid high-quality debt securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

DEBT SECURITIES AND RATINGS

      Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

                                   MANAGEMENT

      The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. Likewise, the Growth Portfolio and the Small Cap. Portfolio each have a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

      The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Jettie M. Edwards (age 50), Trustee          Consulting principal of
76 Seaview Drive                             Syrus Associates (consulting firm)
Santa Barbara, CA 93108

Bernard J. Johnson (age 72), Trustee         Retired; formerly Chairman Emeritus
300 North Lake Avenue                        of the Advisor
Pasadena, CA 91101

Jeffrey D. Lovell (age 44), Trustee          Managing Director, President and
11150 Santa Monica Blvd., Ste 1650           co-founder  of Putnam, Lovell &
Los Angeles, CA 90025                        Thornton, Inc.
                                             (investment bankers)

Jeffrey J. Miller (age 46), President        Managing Director and Secretary of
       and Trustee*                          the Advisor; President and Trustee
300 North Lake Avenue                        of each of the Portfolios
Pasadena, CA 91101

Wayne H. Smith (age 55), Trustee             Vice President and Treasurer of Avery Dennison
150 N. Orange Grove Blvd.                    Corporation (pressure sensitive material and office products
Pasadena, CA  91103                          manufacturer)

Thad M. Brown (age 46), Vice                 Senior Vice President and Chief Financial Officer
     President, Secretary and                of the Advisor
     Treasurer of the Trust
300 North Lake Avenue
Pasadena, CA 91101

      The Trustees and officers of each of the Portfolios, their business address and their occupations during the past five years are:

Richard N. Frank (age 73), Trustee           Chief Executive Officer, Lawry's
234 E. Colorado Blvd.                        Restaurants, Inc.; formerly Chairman
Pasadena, CA 91101                           of Lawry's Foods, Inc.

Bernard J. Johnson (age 72),                 Retired; formerly Chairman Emeritus of the Advisor
      Trustee Emeritus
300 North Lake Avenue
Pasadena, CA 91101

James Clayburn LaForce (age 68),             Dean Emeritus, John E. Anderson Graduate School of
     Trustee                                 Management, University of California, Los Angeles.
P.O. Box 1585                                Director of The BlackRock Funds. Trustee of Payden & Rygel
Pauma Valley, CA 92061                       Investment Trust. Director of the Timken Co., Rockwell
                                             International, Eli Lilly, Jacobs Engineering Group and Imperial
                                             Credit Industries.

Jeffrey J. Miller (age 46), President        Managing Director and Secretary of the Advisor
     and Trustee*
300 North Lake Avenue
Pasadena, CA 91101

Angelo R. Mozilo (age 58), Trustee          Vice Chairman and Executive Vice President
155 N. Lake Avenue                          of Countrywide Credit Industries (mortgage
Pasadena, CA 91101                          banking)

Thad M. Brown (age 46), Vice                Senior Vice President and Chief Financial Officer
     President, Secretary and               of the Advisor
     Treasurer of the Trust
300 North Lake Avenue
Pasadena, CA 91101

---------------------------------

* denotes Trustees who are "interested persons" of the Trust or Portfolios under the 1940 Act.

      The following compensation was paid to each of the following Trustees. No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the "Fund Complex."

                                                                                     Deferred
                                                                                   Compensation
      Name of Trustee                             Total Compensation                  Accrued
      ---------------                             ------------------                  -------
      Jettie M. Edwards                                  $12,000(1)                      -0-
      Bernard J. Johnson                                  12,000(1)                      -0-
      Jeffrey D. Lovell                                   12,000(1)                      8,845
      Wayne H. Smith                                      12,000(1)                      8,845
      Richard N. Frank                                    11,000(2)                      8,331

                  James Clayburn LaForce                              12,000(2)                        -0-
                  Angelo R. Mozilo                                    12,000(2)                     8,810


                (1) Compensation was paid by the Registrant

                (2) Compensation was paid by three other registered investment companies in the "Fund Complex."

THE ADVISOR

         The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

         The following information is provided about the Advisor and the Portfolios. Subject to the supervision of the Boards of Trustees of the Portfolios, investment management and services will be provided to the Portfolios by the Advisor, pursuant to separate Investment Advisory Agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Portfolios and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolios and the Trust are responsible for their operating expenses, including: (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolios and the legal obligations with respect to which the Trust or the Portfolios may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

         The Advisor is an indirect, wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services. On February 15, 1995, UAM acquired the assets of the Advisor's predecessor, which had the same name as the Advisor; on that date the Advisor entered into new Advisory Agreements having the same terms as the previous Advisory Agreements with the Portfolios. The term "Advisor" also refers to the Advisor's predecessor.

         During the three fiscal years ended October 31, 1996, 1995, and 1994, the Advisor earned fees pursuant to the Advisory Agreements as follows: from the Growth Portfolio, $949,431, $1,536,297 and $1,277,324, respectively; from the Small Cap. Portfolio, $1,395,748, $771,499 and $640,123, respectively. However, the Advisor has agreed to limit the aggregate expenses of the Growth and Small Cap. Portfolios to 1.00% of average net assets. As a result, the Advisor paid expenses of the Growth Portfolio that exceeded these expense limits in the amounts of $64,401, $21,828 and $12,479 during the fiscal years ended October 31, 1996, 1995 and 1994, respectively. The Advisor paid expenses of the Small Cap. Portfolio that exceeded these expense limits in the amounts of $26,098, $66,713 and $83,418 during the fiscal years ended October 31, 1996, 1995 and 1994, respectively.

         Under the Advisory Agreements, the Advisor will not be liable to the Portfolios for any error of judgment by the Advisor or any loss sustained by the Portfolios except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The Advisory Agreements will remain in effect for two years from their execution. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

         The Advisory Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolios at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreements also may be terminated by the Advisor on 60 days written notice to the Portfolios. The Advisory Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

         The Advisor also provided certain administrative services to the Trust pursuant to Administration Agreements, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust. During the three fiscal years ended October 31, 1996, 1995 and 1994, the Advisor earned fees pursuant to the Administration Agreements as follows: from the Growth Fund (formerly the Institutional Growth Fund), $236,786, $219,070 and $171,287, respectively During the fiscal year ended October 31, 1996, it received $3,105 from the PIC Small Company Growth Fund (formerly the PIC Institutional Small Cap. Growth Fund); that Fund was not in existence in prior years. However, the Advisor has agreed to limit the aggregate expenses of the Growth Fund to 1.25% of average net assets and the expenses of the PIC Small Company Growth Fund to 1.45%. As a result, the Advisor paid expenses of the Growth Fund that exceeded these expense limits in the amounts of $55,034, $56,326 and $119,273 during the fiscal years ended October 31, 1996, 1995 and 1994, respectively. The Advisor waived its entire fee from the PIC Small Company Growth Fund and reimbursed the Fund for expenses that exceeded the expense limit in the amounts of $38,198 during the fiscal year ended October 31, 1996.The Advisor has agreed to limit the expenses of the PIC Small Cap. Growth Fund to 1.00% of the average net assets of each Fund. As a result, the Advisor did not receive a fee, pursuant to the Administration Agreements, for its services to that Fund. It paid expenses of the PIC Small Cap. Growth Fund that exceeded the expense limit in the amounts of $79,635, $67,300 and $136,865 during the fiscal years ended October 31, 1996, 1995 and 1994, respectively.


THE ADMINISTRATOR


         During each of the three years ended October 31, 1996, the Growth Fund paid the Administrator fees in the amount of $15,000. During the fiscal year ended October 31, 1996, the PIC Small Company Growth Fund paid the Administrator fees in the amount of $4,999. During each of the three years ended October 31, 996, the PIC Small Cap. Growth Fund paid the Administrator fees in the amount of $10,000.

         During the fiscal years ended October 31, 1996, 1995 and 1994, the Growth Portfolio paid the Administrator fees in the amount of $118,678, $192,037 and $158,138, respectively. During the fiscal years ended October 31, 1996, 1995 and 1994, the Small Cap.Portfolio paid the Administrator fees in the amount of $174,469, $96,687 and $80,015, respectively.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolios by placing purchase and sale orders for the Portfolios, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreements to consider whether the broker provides research or statistical information to the Portfolios and/or other accounts of the Advisor.

         The Advisory Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements;
(ii) were for products or services
which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. During the fiscal years ended October 31, 1996, 1995 and 1994, the amount of brokerage commissions paid by the PIC Growth Portfolio were $148,938, $243,060 and $277,095, respectively; and by the PIC Small Cap. Portfolio, $115,709, $59,282 and $75,749, respectively.

         The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolios in the valuation of the Portfolios' investments. The research which the Advisor receives for the Portfolios' brokerage commissions, whether or not useful to the Portfolios, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Portfolios.

                                 NET ASSET VALUE

      The net asset value of the Portfolios' shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

         The net asset value per share is computed by dividing the value of the securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Interests in the Portfolio outstanding at such time.

                                    TAXATION

         The Funds will each be taxed as separate entities under the Internal Revenue Code, and each intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

         In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) less than 30% of each Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

         Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by a Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

         Each Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

TOTAL RETURN

         Average annual total return quotations used in a Fund's advertising and promotional materials are calculated according to the following formula:

         P(1 + T)n = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. YIELD

         Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

         YIELD = 2 [(a-b + 1)(6) - 1]
                           cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends and d equals the maximum offering price per share on the last day of the period.

         Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totalling all such interest earned.

         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

         Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created seven series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

         Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

         The Trust's custodian, Provident National Bank, is responsible for holding the Funds' assets, and Provident Financial Processing Corporation acts as the Trust's accounting services agent. The Trust's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Funds' tax returns.

         The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Growth Fund as of December 31, 1996:

         Ernst & Young Defined Benefit Retirement Plan
         c/o U. S. Trust Co. of NY
         770 Broadway
         New York, NY 10003 -- 31.37%


         Drury College
         900 N. Benton
         Springfield, MO 65802 -- 6.11%


         The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Small Company Growth Fund as of December 31, 1996:

         Atlantic Trust Co. NA Nominee
         Attn: Mutual Funds
         100 Federal Street, 37th Floor
         Boston, MA 02110 -- 30.17%

         Libco, a Partnership
         PO Box 25848
         Oklahoma City, OK 73125 -- 26.68%

         Charles Schwab & Co., Inc.

         Special Custody Acct for the benefit of Customers
         Cash Account
         101 Montgomery Street
         San Francisco, CA 94104-4122 -- 17.79%

         Thomas J. Shea Trustee
         For Galusha Higgins and Galusha PSP
         P.O. Box 1699
         Helena, MT 59624 -- 12.18%

         Shares of any of the Funds owned by the Trustees and officers as a group were less than 1%.

                              FINANCIAL STATEMENTS

         The annual reports to shareholders for the Funds for the fiscal year ended October 31, 1996 are separate documents supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX
                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

         Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION: CORPORATE BOND RATINGS

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements:

         The following financial statement is included in the Prospectus of the PIC Small Cap. Growth Fund included in this Post-Effective Amendment:



         PIC Small Cap. Growth Fund --

                  Financial Highlights

         The following financial statements are incorporated into Part B of this Post-Effective Amendment by reference to the Annual Report to Shareholders for the fiscal year ended October 31, 1996:


         PIC Growth Fund --
                  Statement of Assets and Liabilities, October 31, 1996 Statement of Operations, Year Ended October 31, 1996 Statement of Changes in Net Assets



         PIC Small Company Growth Fund --
                  Statement of Assets and Liabilities, October 31, 1996 Statement of Operations, Year Ended October 31, 1996 Statement of Changes in Net Assets



         PIC Small Cap. Growth Growth Fund --
                  Statement of Assets and Liabilities, October 31, 1996 Statement of Operations, Year Ended October 31, 1996 Statement of Changes in Net Assets


         PIC Growth Portfolio--
                  Statement of Net Assets, October 31, 1996
                  Statement of Operations, Year Ended October 31, 1996 Statement of Changes in Net Assets

         PIC Small Cap. Portfolio--
                  Statement of Net Assets, October 31, 1996
                  Statement of Operations, Year Ended October 31, 1996 Statement of Changes in Net Assets

      Notes to Financial Statements
         Independent Auditor's Report

         (b)      Exhibits:
                  (1)      Declaration of Trust(3)
                  (2)      By-Laws(3)
                  (3)      Not applicable
                  (4)      Specimen stock certificate(3)
                  (5)      Not applicable
                  (6)      Distribution Agreement(3)
                  (7)      Not applicable
                  (8)      Custodian Agreement(1)
                  (9) (i) Administration Agreement with Investment Company Administration Corporation(3)
                           (ii) Administration Agreement with Provident
                           Investment Counsel(3)

                  (10)     Opinion and consent of counsel(3)
                  (11)     Consent of McGladrey & Pullen
                  (12)     Not applicable
                  (13)     Investment letter(3)
                  (14)     Individual Retirement Account forms(2)
                  (15)     Distribution Plan pursuant to Rule 12b-1(4)
                  (16)     Not applicable
                  (17)     Financial Data Schedules

         (1) Previously filed with Pre-effective Amendment No. 1 to the Registration Statement on Form N-1A of PIC Investment Trust, File No 33-44579, on April 16, 1992 and incorporated herein by reference.

         (2) Previously filed with Post-effective Amendment No. 1 to the Registration Statement on Form N-1A of PIC Investment Trust, File No 33-44579, on April 7, 1993 and incorporated herein by reference.

         (3) Previously filed with Post-effective Amendment No. 10 to the Registration Statement on Form N-1A of PIC Investment Trust, File No 33-44579, on April 4, 1996 and incorporated herein by reference.

         (4) Previously filed with Post-effective Amendment No. 13 to the Registration Statement on Form N-1A of PIC Investment Trust, File No 33-44579, on January 27, 1996 and incorporated herein by reference.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         As of December 31, 1996, Registrant owned 99.9% of the outstanding Interests in PIC Growth Portfolio, PIC Balanced Portfolio and PIC Small Cap. Portfolio, all of which are trusts organized under the laws of the State of New York and registered management investment companies.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

         As of December 31, 1996, the PIC Growth Fund had 318 shareholders; the PIC Balanced Fund had 78 shareholders; the PIC Small Company Growth Fund had 81 shareholders; and the PIC Small Cap. Growth Fund had three shareholders.


ITEM 27. INDEMNIFICATION.

         Article VI of Registrant's By-Laws states as follows:

         Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

         Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

         (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

         (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

         (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

         The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

         Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

         Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

         No indemnification shall be made under Sections 2 or 3 of this Article:


         (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or


         (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

         (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

         Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

         Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:


         (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or


         (b)      A written opinion by an independent legal counsel.

         Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

         Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

         Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:


         (a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or


         (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

         Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


         Not applicable.


ITEM 29. PRINCIPAL UNDERWRITERS.


         (a) The Registrant's principal underwriter also acts as principal underwriter for the following investment companies:

             Guinness Flight Investment Funds, Inc.
             Jurika & Voyles Mutual Funds
             Hotchkis and Wiley Funds
             Kayne Anderson Mutual Funds
             Masters' Select Investment Fund
             PIC Investment Trust
             Professionally Managed Portfolios
             Rainier Investment Management Mutual Funds
             RNC Liquid Assets Fund, Inc.
             O'Shaughnessy Funds, Inc.

         (b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc.:

                                                     Position and Offices                        Position and
Name and Principal                                       with Principal                          Offices with
Business Address                                          Underwriter                             Registrant
------------------                                   --------------------                        ------------
Robert H. Wadsworth                                  President                                   Assistant
4455 E. Camelback Road                               and Treasurer                               Secretary
Suite 261E
Phoenix, AZ  85018

Eric M. Banhazl                                      Vice President                              Assistant
2025 E. Financial Way                                                                            Treasurer
Glendora, CA 91741

Steven J. Paggioli                                   Vice President &                            Assistant
479 West 22nd Street                                    Secretary                                Secretary
New York, New York 10011

         (c)  Not applicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant and Registrant's custodian, as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian.


ITEM 31. MANAGEMENT SERVICES.

         Not applicable.


ITEM 32. UNDERTAKINGS.

         The Registrant undertakes, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, to call a meeting of shareholders for the purposes of voting upon the question of removal of a director and will assist in communications with other shareholders.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A of PIC Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pasadena and State of California on the 3rd day of June, 1997.


                                        PIC INVESTMENT TRUST


                                        By /s/ Jeffrey J. Miller*
                                           -----------------------------
                                           Jeffrey J. Miller
                                           President


        This Amendment to the Registration Statement on Form N-1A of PIC Investment Trust has been signed below by the following persons in the capacities indicated on June 3, 1997.


/s/ Jeffrey J. Miller*                  President and Trustee
------------------------------
Jeffrey J. Miller

/s/ Jettie M. Edwards*                  Trustee
------------------------------
Jettie M. Edwards

/s/ Bernard J. Johnson*                 Trustee
------------------------------
Bernard J. Johnson

/s/ Jeffrey D. Lovell*                  Trustee
------------------------------
Jeffrey D. Lovell

/s/ Wayne H. Smith*                     Trustee
------------------------------
Wayne H. Smith

/s/ Thad M. Brown*                      Treasurer and Principal
------------------------------          Financial and Accounting
Thad M. Brown                           Officer

*  /s/ Robert H. Wadsworth
  ----------------------------
By:    Robert H. Wadsworth
       Attorney-in-fact

                                   SIGNATURES

        PIC Growth Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of PIC Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pasadena and State of California on the 3rd day of June, 1997.


                                                 PIC GROWTH PORTFOLIO

                                                 By /s/ Jeffrey J. Miller*
                                                    ----------------------
                                                    Jeffrey J. Miller
                                                    President

        This Amendment to the Registration Statement on Form N-1A of PIC Investment Trust has been signed below by the following persons in the capacities indicated on June 3, 1997.



         Signature                                Title
         ---------                                -----


/s/ Jeffrey J. Miller*                      President and Trustee
-------------------------------             of PIC Growth Portfolio
Jeffrey J. Miller

/s/ Richard N. Frank*                       Trustee of PIC Growth Portfolio
-------------------------------
Richard N. Frank

/s/ James Clayburn LaForce*                 Trustee of PIC Growth Portfolio
-------------------------------
James Clayburn LaForce

/s/ Angelo R. Mozilo*                       Trustee of PIC Growth Portfolio
-------------------------------
Angelo R. Mozilo

/s/ Thad M. Brown*                          Treasurer and Principal Financial
-------------------------------             and Accounting Officer of PIC Growth
Thad M. Brown                               Portfolio

*   /s/ Robert H. Wadsworth
    ---------------------------
By: Robert H. Wadsworth
    Attorney-in-fact

                                   SIGNATURES


        PIC Small Cap. Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of PIC Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pasadena and State of California on the 3rd day of June, 1997.


                                        PIC SMALL CAP. PORTFOLIO

                                        By  Jeffrey J. Miller*
                                           ---------------------------
                                            Jeffrey J. Miller
                                            President



        This Amendment to the Registration Statement on Form N-1A of PIC Investment Trust has been signed below by the following persons in the capacities indicated on June 3, 1997.


Signature                    Title

Jeffrey J. Miller*              President and Trustee
-------------------------       of PIC Small Cap. Portfolio
Jeffrey J. Miller

Richard N. Frank*               Trustee of PIC Cap. Portfolio
-------------------------
Richard N. Frank

James Clayburn LaForce*         Trustee of PIC Small Cap. Portfolio
-------------------------
James Clayburn LaForce*

Angelo R. Mozilo*               Trustee of PIC Small Cap. Portfolio
-------------------------
Angelo R. Mozilo*

Thad M. Brown*                  Treasurer and Principal Financial and
-------------------------       Accounting Officer of PIC Small Cap. Portfolio
Thad M. Brown*

*   Robert H. Wadsworth
    ---------------------
By: Robert H. Wadsworth
     Attorney-in-fact